EXHIBIT 10.11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT I TO
LICENSE AGREEMENT

This first amendment (this “Amendment”) is entered into and effective on October 1, 2016 (the “Amendment Effective Date”), by and between Camurus AB, a limited liability company organized and existing under the laws of Sweden and having its principal place of business at Ideon Science Park, Sölvegatan 41, SE 223 70 Lund, Sweden (“Camurus”) and Braeburn Pharmaceuticals, Inc., a Delaware corporation with its principal place of business at 47 Hulfish Street, Suite 441, Princeton, NJ 08542 (“Braeburn”) (each a “Party” and collectively, the “Parties”).

All capitalized terms not otherwise defined herein shall have the meaning given them in the License Agreement (as defined below).

WHEREAS, Camurus and Braeburn Pharmaceuticals BVBA SPRL entered into a License Agreement dated 14 November 2014 (the “License Agreement”), which agreement was subsequently assigned to Braeburn on 22 May 2015;

WHEREAS, the parties desire to amend the License Agreement to include the Combination Product (as defined below) within the scope of the license grant set forth in Section 2.1 of the License Agreement, to modify the payment obligations set forth in Article 5 of the License Agreement, and to make certain other conforming amendments to accomplish such purposes.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the Parties as follows:

1.                                      Amendments to the License Amendment.

a.                                      The following definition shall be added as a new Section 1.12A to the License Agreement:

“CAM2058” means the products being developed by Camurus that combines buprenorphine and granisetron in a formulation using the FC Technology for pain indications.

b.                                      The following definition shall be added as a new Section 1.22A to the License Agreement:

“Combination Product(s)” means a pharmaceutical product that is a sustained release injectable formulation of (i) buprenorphine (in any form or formulation, including any pharmaceutically acceptable salts, esters, solvates, hydrates, polymorphs, crystal forms, prodrugs and tautomers) and (ii) granisetron (in any form or formulation, including any pharmaceutically acceptable salts, esters, solvates, hydrates, polymorphs, crystal forms, prodrugs and tautomers), claimed by or incorporating any Camurus IP, including but not limited to CAM2058.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulations for injection of buprenorphine in combination with granisetron Controlled by a Third Party acquirer (by way of merger, acquisition or otherwise) of Camurus prior to such acquisition are excluded from this definition.

c.                                       The following definition shall be added as a new Section 1.66A of the License Agreement:

“Phase I Costs” means the costs and expenses incurred by Camurus in connection with a Phase I Clinical Trial of CAM2058 [***].

d.                                      Section 1.71 is substituted in its entirety to read as follows:

“Product(s)” means (i) a Single Ingredient Product or (ii) a Combination Product.

e.                                       The following definition shall be added as a new Section 1.81 A of the License Agreement

“Single Ingredient Product(s)” means a pharmaceutical product that is a sustained release injectable formulation of buprenorphine (in any form or formulation, including any pharmaceutically acceptable salts, esters, solvates, hydrates, polymorphs, crystal forms, prodrugs and tautomers) as sole active pharmaceutical ingredient claimed by or incorporating any Camurus IP, including but not limited to CAM2038 and CAM2048.  Formulations for injection of buprenorphine Controlled by a Third Party acquirer (by way of merger, acquisition or otherwise) of Camurus prior to such acquisition are excluded from this definition.

f.                                        The first line of Section 3.1 is amended by inserting “(a)” before the word “Braeburn” and inserting the following paragraph at the end of Section 3.1:

(b) Braeburn shall conduct a review of the commercial potential of CAM2058 for the treatment of pain in the Licensed Territory.  [***].

g.                                       Section 5.2 is hereby substituted in its entirety to read as follows:

Reimbursement of Clinical Trial Costs: (a) Within [***] days after receipt of an invoice from Camurus, [***], Braeburn shall reimburse Camurus for the Phase III Preparation Costs in the amount of US$[***].

(b) Within [***] days after receipt of an invoice from Camurus, [***], in each of (i) and (ii) Braeburn shall reimburse Camurus for the Phase I Costs, [***].

h.                                      Section 5.3 is hereby substituted in its entirety to read as follows:

Development Milestone Payments: Braeburn shall pay the following one-time, non-refundable, non-creditable amounts upon the achievement of the following

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

events, within 30 days after each such event and upon receipt of an invoice from Camurus:

MILESTONE EVENT	MILESTONE PAYMENT
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each milestone event under this Section 5.3 shall be paid only once with respect to the first time such milestone is achieved by or with respect to a Single Ingredient Product or Combination Product for the referenced indication, no matter how many times such milestone event is achieved by or with respect to a Single Ingredient Product or Combination Product for the referenced indication.  In no event shall development and approval milestone payments be payable in excess of US$63,000,000.

i.                                          The third sentence of Section 5.6 is hereby substituted to read as follows: “Sales milestones will be made on a Product-by-Product basis (except that different depot versions of the weekly and monthly CAM2038, CAM2048, and CAM2058, respectively, shall be aggregated) in accordance with the schedule below, with each milestone paid only once and on the first occurrence of the event, as set forth below.”

j.                                         In Section 7.2(a) 8th line the word “or” is replaced with “and/or”.

2.                                      Miscellaneous.  This Amendment shall enter into effect on the date of the last Party’s signature to the same.  All other provisions of the License Agreements shall remain in full force and effect.  The License Agreement, as amended by this Amendment, shall constitute the entire agreement between the Parties and supersedes any and all prior agreements between the Parties, whether written or oral.

[Remainder of Page Intentionally Left Blank - Signature Page(s) Follow]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment to the License Agreement on the dates written below.

CAMURUS AB		BRAEBURN
PHARMACEUTICALS INC.

Date: 17 October 2016		Date: 16 October 2016

By:	/s/ Fredrik Tiberg	By:	/s/ Behshad Sheldon
	FREDRIK TIBERG		BEHSHAD SHELDON
	President and Chief Executive Officer		President and CEO